                                                                   Exhibit 10.78

________________________________________________________________________________
                                 SUBORDINATION
                              AND PLEDGE AGREEMENT
________________________________________________________________________________

                                                    Date As of December 15, 2003
________________________________________________________________________________

NAME                                   NO. AND STREET

STEVEN B. SCHNALL                      304 E. 65th Street

________________________________________________________________________________

CITY, VILLAGE OR TOWN         COUNTY               STATE

New York                      New York             New York 10021 (Creditor) and

________________________________________________________________________________

                                       LENDING OFFICE, DEPARTMENT OR DIVISION

HSBC BANK USA, as Agent                   Mortgage Warehouse Lending Department

________________________________________________________________________________

NO. AND STREET                CITY                 STATE

One HSBC Center               Buffalo              New York (Secured Party)
________________________________________________________________________________


agree as follows:

   HSBC Bank USA, National City Bank of Kentucky, HSBC Bank USA, as Swingline Lender, Secured Party, National City Bank of Kentucky, as Documentation Agent and The New York Mortgage Company LLC ("Borrower") are parties to Credit and Security Agreement dated as of December 15, 2003 (as the same may be amended or supplemented from time to time, the Credit Agreement). All capitalized terms used, but not defined herein, shall have the meanings set forth in the Credit Agreement.

   1. SUBORDINATION. Creditor, for value received, hereby subordinates an indebtedness of Twelve Million One Hundred Thirty-Two Thousand Five Hundred Fifty Dollars ($12,132,550) together with all extensions or renewals thereof and interest thereon (Subordinated Indebtedness) now owing to Creditor by Borrower, to any and all indebtedness owed by the Borrower to the Banks or Secured Party, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) indebtedness not yet outstanding, but contracted for, or with respect to which any other commitment by the Banks or Secured Party exists; (b) all interest provided in any instrument, document, or agreement which accrues on any indebtedness until payment of such indebtedness in full; and (c) any debts owed or to be owed by Borrower to others which the Banks or Secured Party have obtained, or may obtain, by assignment or otherwise (Protected Indebtedness).

     2. WARRANTY. Creditor warrants that the Subordinated Indebtedness is represented by a promissory note (Note) made, executed and delivered to Creditor by the Borrower, dated August 31, 2003, with interest at a rate per annum of 3%, payable on February 27, 2004, a true, correct and complete copy of which was delivered to Secured Party.

     3. PLEDGE. Creditor hereby pledges, transfers and assigns to Secured Party, and grants to Secured Party a security interest in, the Subordinated Indebtedness, the Note, all collateral therefor and guaranties thereof, and all Proceeds of all of the foregoing (Collateral), as continuing collateral security for payment of the Protected Indebtedness.

     4.   CERTAIN RIGHTS OF SECURED PARTY.

          (a) In the event of default in the payment of all or any part of the principal of or interest on the Protected Indebtedness when due, whether by acceleration or otherwise, and in addition to having the right to continue the subordination of the Subordinated Indebtedness, Secured Party may, but shall not be obligated to: (i) demand, collect, compromise and receive payment of the Subordinated Indebtedness or any part thereof; (ii) make, prove and vote any and all claims for the Subordinated Indebtedness in any proceeding (formal or informal) with respect to the bankruptcy, reorganization arrangement, adjustment of debts, insolvency or liquidation of the Borrower, regardless of the existence or value of any collateral held by Secured Party as security for payment of the Protected Indebtedness, including, without limitation, voting such claims at any meeting of creditors of the Borrower and voting such claims for or against any proposed plan in any such proceeding, all as Secured Party deems appropriate to protect its interest; and (iii) receive any and all payments or dividends on such claims and apply the same, first, to payment of Secured Party's expenses incurred in exercising any of its rights or remedies hereunder (including, without limitation, actual attorneys' fees and legal expenses) and then to the payment of the Protected Indebtedness; provided, however, that Secured Party shall account to the undersigned for any excess.

          (b) Creditor authorizes Secured Party, without notice or demand and without affecting Creditor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of the terms of, or the interest on, the Protected Indebtedness or any part thereof; (ii) to take from any party and hold collateral (other than the Subordinated Indebtedness) for the payment of the Protected Indebtedness or any part thereof, and to exchange, enforce or release such collateral or any part thereof; (iii) to accept and hold any indorsement or guaranty of payment of the Protected Indebtedness or any part thereof and to release or substitute any such indorser or guarantor, or any party who has given any security interest in any collateral as security for the payment of the Protected Indebtedness or any part thereof, or any other party in any way obligated to pay the Protected Indebtedness or any part thereof; and (iv) to direct the order or manner of the disposition of any and all other collateral and the enforcement of any and all indorsements and guaranties relating to the Protected Indebtedness or any part thereof as Secured Party, in its sole discretion, may determine.

          5. EVIDENCE OF SUBORDINATED DEBT. Creditor agrees not to demand or receive any new note, certificate of stock, or other instrument evidencing the Subordinated Indebtedness or any part thereof while this agreement is in effect without the prior written consent of Secured Party and Creditor Agrees to hold in trust for, and to indorse and immediately deliver to, Secured Party any and all such notes, certificates of stock or other instruments which may be received by Creditor without demand by Creditor, or without the prior written consent of Secured Party, or to the acceptance of which Secured Party may hereafter so consent.

          6.  PAYMENTS.

              (a) Except as set forth in Subsection (b) below, Creditor agrees not to demand or receive any payments of principal of or interest on the Subordinated Indebtedness or any part thereof while this agreement is in effect without the prior written consent of Secured Party. If any such payments are received by Creditor without demand by Creditor, Creditor will hold such payments in trust for Secured Party in the same medium in which received, will not commingle the same with any of the assets of Creditor, and will deliver same to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt.

              (b) Notwithstanding anything to the contrary contained in Subsection (a) above, Borrower may pay and Creditor may receive payment or prepayment of principal and interest on account of the Subordinated
Indebtedness as long as, (i) no Event of Default has occurred and is continuing under the Credit Agreement, and (ii) after giving effect to such payment(s) and/or prepayment(s), the Effective Net Worth, as defined below, of Borrower does not decrease from the Effective Net Worth of Borrower immediately prior to such payment and/or prepayment. As used herein, "Effective Net Worth" means the sum of capital surplus, earned surplus, indebtedness subordinated to the Protected Indebtedness on terms satisfactory to the Secured Party and capital stock minus deferred charges, intangibles and treasury stock, all determined in accordance with generally accepted accounting principles.

     7.  MISCELLANEOUS.

         (a) Creditor agrees that, in connection herewith, Creditor will execute or indorse and deliver to Secured Party such financing statements, assignments, instruments and other documents and do such other things relating to the Collateral or the security interest granted herein as Secured Party may request, and pay all costs of title searches and filing financing statements, assignments, instruments and other documents in all public offices requested by Secured Party.

         (b) No course of dealing between Borrower or Creditor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Secured Party hereunder are cumulative.

         (c) Secured Party shall have no obligation to take, and Creditor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument representing the Subordinated Indebtedness or any part thereof.

         (d) Secured Party and Creditor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

         (e) If more than one party executes this agreement, the term "Creditor" shall include each as well as all of them and their obligations, warranties and representations hereunder shall be joint and several.

               (f) No modification, rescission, waiver, release or amendment of any provision of this agreement shall be made except by a written agreement subscribed by Creditor and by a duly authorized officer of Secured Party.

               (g) This agreement and the transaction evidenced hereby shall be construed under the laws of New York State, as the same may from time to time be in effect. All terms, unless otherwise defined in this agreement or in any financing statement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect.

               (h) Creditor agrees that payment in full of the Protected Indebtedness from time to time shall not operate as a termination of this agreement as to any Protected Indebtedness thereafter arising, unless this agreement has been discontinued as hereinafter provided.

               (i) This agreement is and is intended to be a continuing subordination and pledge and shall remain in full force and effect until the officer in charge of the Lending Office, Department or Division of Secured Party indicated above shall actually receive from Creditor written notice of its discontinuance; provided, however, this agreement shall remain in full force and effect thereafter until all of the Protected Indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If after receipt of any payment of all or any part of the Protected Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Notwithstanding anything to the contrary contained above, upon final and irrevocable payment in full of the Protected Indebtedness, this agreement shall be terminated and of no further force or effect as long as (i) at the time of such payment in full of the Protected Indebtedness, the Secured Party has no obligation to lend any additional sums to the Borrower and (ii) at the time of such payment in full of the Protected Indebtedness or any time thereafter when no Protected Indebtedness is outstanding, Creditor has sent written notice of such termination to the Secured Party as set forth above. If each of the conditions set forth in the prior sentence shall not be satisfied upon any payment in full of the Protected Indebtedness, Creditor agrees that any such payment in full of the Protected Indebtedness shall not operate as a termination of this agreement as to any Protected Indebtedness thereafter arising, unless this agreement has been discontinued as provided above.

                                        CREDITOR:

                                        /s/ Steven B. Schnall
                                        -------------------------
                                        STEVEN B. SCHNALL

STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )

On the 11 day of December in the year 2003, before me, the undersigned, personally appeared STEVEN B. SCHNALL, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                      /s/ Stacie Handwerker
                                                 -------------------------------
                                                          Notary Public

                                                       STACIE HANDWERKER
                                                 Notary Public-State of New York
                                                         # 02HA6081550
                                                 My Commission Expires: 10/07/06

                              BORROWER'S AGREEMENT


     The undersigned, the Borrower mentioned in the foregoing agreement, hereby acknowledges receipt of a copy thereof, acknowledges that the Subordinated Indebtedness mentioned therein is payable as stated therein, and agrees to make no payment of principal of or interest on the Subordinated Indebtedness so long as the undersigned shall be indebted to Secured Party, except such payments as may be made to Secured Party or with the prior written consent of Secured Party. If (i) the undersigned makes any other payment of the Subordinated Indebtedness,
(ii) the undersigned makes any loan to the party which executed the foregoing agreement, (iii) any term of the foregoing agreement of this Borrower's Agreement is breached by any party which executed same, or, (iv) the undersigned fails to make any payment of the Subordinated Indebtedness when due after Secured Party has given its written consent to the making of such payment, then Secured Party may, at its sole election, declare all or any part of the Protected Indebtedness or the Subordinated Indebtedness defined in the foregoing agreement to be immediately due and payable without demand or notice of any kind.

Dated: As of December 15, 2003



                              THE NEW YORK MORTGAGE COMPANY, LLC


                              By /s/ Steven B. Schnall
                                ___________________________________
                                 Steven B. Schnall
                                 Member and President


                                               and


                              By /s/ Joseph V. Fierro
                                ___________________________________
                                 Joseph V. Fierro
                                 Member and Chief Operating Officer